POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:


      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.


                                           /s/ Albert R. Gamper, Jr.
                                           -------------------------------
                                           Albert R. Gamper, Jr.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.


                                           /s/ Hisao Kobayashi
                                           -------------------------------
                                           Hisao Kobayashi

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Daniel P. Amos
                                           -------------------------------
                                           Daniel P. Amos

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Yoshiro Aoki
                                           -------------------------------
                                           Yoshiro Aoki

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Takasuke Kaneko
                                           -------------------------------
                                           Takasuke Kaneko

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Joseph A. Pollicino
                                           -------------------------------
                                           Joseph A. Pollicino

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Paul N. Roth
                                           -------------------------------
                                           Paul N. Roth

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Peter J. Tobin
                                           -------------------------------
                                           Peter J. Tobin

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Tohru Tonoike
                                           -------------------------------
                                           Tohru Tonoike

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1997:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of March, 1998.

                                           /s/ Keiji Torii
                                           -------------------------------
                                           Keiji Torii